                                 OLD WESTBURY
                                  FUNDS, INC.
--------------------------------------------------------------------------------

                                               Semi-Annual Report
                                               April 30, 2001


                                Bessemer Trust
                              ------------------
                              INVESTMENT ADVISOR

                                                OLD WESTBURY CORE EQUITIES FUND
                                                    INVESTMENT ADVISOR'S REPORT
-------------------------------------------------------------------------------


  The total return of the Old Westbury Core Equities Fund (the "Portfolio") for the six month reporting period ended April 30, 2001, was -15.82%* as compared to a -12.07%* for the Standard & Poor's 500 Index**.

  In the last six months, the U. S. economy has come perilously close to a recession. In the fall of 2000, business inventories started to build to excessive levels as capital spending slowed and consumer spending flagged. Corporate responses to this situation were varied. The more traditional, "Old Economy" companies which have been through many business cycles before, moved quickly to reduce output by extending down time, laying off personnel and closing plants. Technology and "New Economy" companies, however, did not act as rapidly or decisively. With weak business plans, over-leveraged balance sheets, and facing seriously reduced demand, most watched inventories climb significantly and their earnings prospects--along with their stock price-- plummet before confronting the reality of a slower growth environment. As a result, as the period drew to a close, technology companies and their shareholders were still suffering while the prospects for the more traditional industries had brightened considerably as their inventories had come much more in-line with final demand. In fact, there have been a few, small signs of orders beginning to pick up.

  While corporate actions should not be minimized, an aggressive campaign by the Federal Reserve (the "Fed") to lower interest rates in order to stabilize the economy, provide support to the stock market, and strengthen consumer confidence has been instrumental in forestalling a recession. Never in history has the Fed been this bold either in terms of the rapidity or magnitude of its reduction of interest rates. One of the principal axioms of investing is:
"Don't fight the Fed." There is no reason to believe that this time will be any different than any other time. The Fed will win. The U.S. economy will recover. All that is left to debate is when.

 * Past performance is not predictive of future results. The investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

** S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made directly in an index.

OLD WESTBURY CORE EQUITIES FUND
INVESTMENT ADVISOR'S REPORT
(Concluded)
-------------------------------------------------------------------------------


  Real Gross Domestic Product (GDP) was up 1.3% in the first quarter--well down from the previous year's, but typical of the last half of 2000. Second quarter GDP appears to be tracking at about the same pace. We think we will see some modest strengthening over the latter part of this year because of the improved inventory situation, lower interest rates, and the flow of tax rebates back to taxpayers. We are more sanguine about next year as the full impact of the tax cuts and reduced interest rates begin to have an ever-increasing positive impact on the domestic economy. We look for this to be a typical consumer lead recovery and do not expect much of an improvement in capital spending until well into the coming year. Until corporate profits start to rise, cash flow increases, balance sheets strengthen, and capacity utilization improves, we sense companies will keep capital spending closely constrained.

  Reflecting our outlook for the economy, we initiated a broad move into more cyclical issues in the spring, as these should be among the first to produce strong earnings when activity picks up. This has yet, however, to be reflected in prices of the stocks as not everyone agrees with our assessment, and there are some who feel a recession is inevitable. Having reduced exposure in the technology sector steadily throughout the final nine months of last year, we held our portfolio weighting in this group to under 10% during much of the period and did not suffer from the decline in these stocks as badly as many of our peers. A broad-based return to tech stocks does not appear to be in the cards in the immediate future. That said, just as technology issues were overvalued a year ago, they appeared to be undervalued in late March of this year. Investing in individual companies remains a risky proposition in our view so we have invested broadly in the industry by purchasing the NASDAQ 100 Trust securities (QQQs). The performance of this security is tied directly to the performance of the one hundred largest non-financial stocks of the NASDAQ, which is heavily weighted in technology.

                                          OLD WESTBURY CAPITAL OPPORTUNITY FUND
                                                    INVESTMENT ADVISOR'S REPORT
-------------------------------------------------------------------------------


  For the six month reporting period ended April 30, 2001, the total return of the Capital Opportunity Fund (the "Portfolio") was 2.02%*, versus a return of -1.54%* for the Russell 2500 Index** for the same period. A more relevant benchmark, the Morgan Stanley Capital International USA (the "MSCI")*** Index ex-technology sector, returned - 3.33%* over the same period.

  Uncertainty over the direction of the economy, interest rates and energy prices roiled the markets during the six months ended April 30, 2001. As the gloom gathered, investors focused more closely than ever on fundamentals and earnings--and technology stocks continued to slide. Having realigned the Portfolio in mid-2000, we had no exposure in this sector. Still, just as they had led the markets higher, the techs pulled the market averages down and virtually all sectors felt the affects of the downdraft to some degree.

  Non-technology companies with solid earnings and strong fundamentals, however, held their ground and in some cases, advanced. Now focused on such issues, the Portfolio was well positioned for the downdraft. Exposures in the consumer durables, capital goods, energy and consumer cyclical sectors all made solid contributions to performance. Holdings in companies indirectly related to the energy business (such as utilities switching over to marketing power) also performed well. In addition, the Portfolio was underweighted in telecommunications and healthcare. While not suffering as badly as technology, these two sectors did rather poorly over the course of the period. In short, our shift in strategy to emphasize quality companies with strong earnings served the Portfolio well in the difficult environment of the period.

  * Past performance is not predictive of future results. The investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

 ** The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 companies in the Russell 3000 Index, which represents approximately 23% of the total market capitalization of the Russell 3000 Index. Investments cannot be made directly in an index.

*** The Morgan Stanley Capital International USA (the "MSCI") Index ex-technology sector is a standard unmanaged securities index representing major US stock markets, as monitored by Morgan Stanley Capital International. Investments cannot be made directly in an index.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
INVESTMENT ADVISOR'S REPORT
(Concluded)
-------------------------------------------------------------------------------


The fundamental question

  So what lies ahead? Conventional wisdom advises investors not to "fight the Fed". Clearly, with its recent moves to cut short-term interest rates, the Fed is determined to kick-start the economy. Seeing this, sentiment began to change. Money began to trickle back into the markets. Still, it is important to realize that the recent run-ups have been liquidity-driven. Not much has changed for the near term outlook for the underpinnings of our economy, or for corporate earnings. Given the uncertainty in the domestic economy and corporate earnings and the slowdown that has just begun to emerge in the European economies, it seems unwise to discount a rapid improvement in fundamentals.

  To put it simply, in a slower growth environment, many companies will have to restructure their infrastructure costs to move forward--and they have yet to do so. While economic risks may be declining, a good deal of valuation risk still exists. Situations where rewards adequately compensate investors for risk appear to be few. That said, in the months ahead, we expect to capitalize on the opportunities that we do see and put the Portfolio's cash balances to work. In addition to adding to current positions, several new names may be added to the Portfolio. In selecting these securities, we continue to pursue the strategy of identifying companies with good business prospects, consistent earnings growth, strong balance sheets and a competitive advantage that can be sustained.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                    INVESTMENT ADVISOR'S REPORT
-------------------------------------------------------------------------------

  The total return of the Old Westbury International Fund (the "Portfolio") for the six month reporting period ended April 30, 2001, was -9.42%** as compared to -7.86%** for the Morgan Stanley Capital International's Europe, Australia and Far East (EAFE) Index.***

  Markets worldwide continued to struggle over the course of the six months ended April 30, 2001 as the U.S. economy deteriorated rapidly.* While all were affected by a decline in exports, the Asian economies--particularly Japan-- were initially regarded as most vulnerable. As a result, in January, money flowed out of the Japanese market--and into the European markets. Here, in contrast, expectations remained high. Growth was anticipated to continue unabated. With the U.S. economy ailing, it seemed to be the Continent's moment--a point of view that European Central Bankers were more than willing to endorse. But, as the period drew to a close, it became apparent that Europe would not escape unscathed. Relatively high valuations left the European markets vulnerable to earnings downgrades and economic warnings and Europe's markets slipped as the ripples of the U.S. economy's decline reached its shores.

  A challenging environment sometimes presents outstanding opportunities. The Portfolio was able to take advantage of over optimistic expectations for the European markets to decrease positions in this region. Taking a long term approach to the markets, we moved to capitalize on the January and March sell-offs in Japan and reinvested the funds in this market and in Hong Kong. Real change is now taking place in Japan. A new Prime Minister has been elected on a platform of restructuring and deregulation. Stimulative monetary policies have been adopted--at last. But the Japanese market after years in the doldrums is selling at ten-year lows on most valuation measures. Thus in the second half of the period under review, the

  * Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

 ** Past performance is not predictive of future results. The investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

*** The Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE) is a standard unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International. EAFE returns are in U.S. dollars. Investments can not be made directly in an index.

OLD WESTBURY INTERNATIONAL FUND
INVESTMENT ADVISOR'S REPORT
(Concluded)
-------------------------------------------------------------------------------

Portfolio was heavily weighted in Japan compared to its benchmark which was and still is currently more focused on Europe.

Moving Forward

  Clearly, the direction of the U.S. economy--the driver of world growth over the past five years--will determine much of what happens in markets worldwide in the months ahead. That said, as the period drew to a close, it began to be apparent that real change was taking place in Japan. Moreover, after years of focusing on its place in the international markets, Japan is now focusing on domestic development and thus, the performance of its stock market and in due course its economy should be able to sustain a path independent from developments in the United States. In the months ahead, we will seek out further opportunities to increase the Portfolio's investments in Japan. We also see attractive prospects for companies in Hong Kong, which can benefit from accelerating growth and determined restructuring in China.

  Europe's prospects, on the other hand, remain more closely linked to the fate of the U.S. economy. Here, the recent rally has been driven by hopes of monetary easing rather than concrete evidence that earnings are improving again. If improvement does not materialize, European markets are likely to be more vulnerable than other non-U.S. markets. Consequently, the Portfolio remains more heavily weighted towards Japan and Hong Kong/China where the markets have the potential to perform relatively well whatever is happening in the United States or elsewhere.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                    INVESTMENT ADVISOR'S REPORT
-------------------------------------------------------------------------------

  The total return for the Old Westbury Fixed Income Fund (the "Portfolio") for the six months ended April 30, 2001, was 5.37%* as compared to 6.23%* for the Lehman Brothers Government/Corporate Bond Total Index** for the same time period.

  Investors looked for interest rate cuts to bolster the sagging economy, and the Fed did not disappoint during the six months ended April 30, 2001. Over the course of the period, the Federal Reserve (the "Fed") moved short-term rates down a total of 200 basis points, and the short end of the yield curve steepened. Longer-term rates ended the period essentially where they began. Still, the sheer aggressiveness of the Fed's moves showed it was and is prepared to do whatever it might take to prevent a recession. As a result, the environment was more credit-friendly at the end of the period than at the start, and corporate spreads narrowed.

  Throughout the period, the Portfolio holdings were concentrated in higher quality securities. While the environment became less risk averse during the period, we remained somewhat cautious due to the uncertain direction of the economy. Exposures were added in the corporate arena with the purchase of puttable bonds. These long-term issues carry a put option that can be exercised at the discretion of the holder. While generally this advantage is costly, these issues were very attractively priced during the period and we were able to capture all of the yield of an intermediate corporate security and minimize the risks. Given the climate, we also increased our positions in Treasury Inflation Protected Securities as the real rate of return offered over inflation remained very attractive. The Portfolio was underweighted in longer-term corporates, the market's strongest performers over the course of the period, and as a result, we slightly lagged our benchmark. Given investor concerns, particularly the uncertainty about corporate earnings going forward, we feel that our caution was well warranted.

 * Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

** Lehman Brothers Government/Corporate Bond Total Index is composed of all bonds that are investment grade--i.e., rated Baa or higher by Moody's or BBB or higher by Standard & Poor's, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. This index is unmanaged, and investments cannot be made directly in an index.

OLD WESTBURY FIXED INCOME FUND
INVESTMENT ADVISOR'S REPORT
(Concluded)
-------------------------------------------------------------------------------


  As its actions have shown over the past several months, the Fed is now focused on reviving the economy, rather than controlling inflation as in the past. As a result, corporate securities should grow more attractive in coming months. Moreover, with each cut in interest rates, the real rate of return offered at the front end of the yield curve drops. Thus, we expect our positions in Treasury Inflation Protected Securities to do well in the near term, and we expect the economic environment to gradually improve in the coming months.

  As of April 30, 2001, approximately 10.6% of the Portfolio's assets were invested in Treasury Protected Inflation Securities, 40.7% in corporate bonds, 37.5% in Treasury and agency-related securities with the remainder held in cash and cash equivalents. The average maturity of the Portfolio's holdings was approximately 15.5 years; the average credit quality was AA.***


***  The composition of the Fund's portfolio is subject to change.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                    INVESTMENT ADVISOR'S REPORT
-------------------------------------------------------------------------------


  The total return for the Old Westbury Municipal Bond Fund (the "Portfolio") for the six month reporting period ended April 30, 2001 was 4.76%* as compared to 4.41%* for the Lehman Brothers Municipal Bond Index** for the same period.

  Over the course of the six months ended April 30, 2001, the municipal market experienced a divergence in both short and long term interest rates.*** Short term interest rates declined as investors correctly anticipated the Federal Reserve's (the "Fed") reductions in its own interbank lending rate (Federal Funds). At the same time, however, longer-term interest rates actually increased based upon the logic that the Fed's reduction in short term rates would eventually lead to an economic recovery and prospects of higher inflation down the road. This caused shorter-term securities to experience price gains while the longer end of the market sold off.

  Security selection was the key to the Portfolio's performance over the period. Throughout, assets were invested primarily in higher quality issues with an over-concentration in maturities ranging between ten and fifteen years. We also continued to take advantage of the unstructured aspect of the municipal markets and capitalized on a number of historical supply/demand imbalances. Moreover, using internal yield curve analysis, we were able to target maturities with greater potential and performance characteristics.

  * Past performance is not predictive of future results. The investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

 ** Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating from Moody's of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. This index is unmanaged, and investments cannot be made directly in the index.

*** Income may be subject to the federal alternative minimum tax and state and local taxes.

OLD WESTBURY MUNICIPAL BOND FUND
INVESTMENT ADVISOR'S REPORT
(Concluded)
-------------------------------------------------------------------------------


Hard or Soft Landing?

  Clearly, the Fed is determined to get the economy moving along once again. But what it will take, and how long will it take to turn the ship around are the subject of much conjecture. Much depends not only on how weak the economy has become, but also on what is needed to restore consumer and corporate executive confidence, as well as the degree of economic weakness in our trading partners. While the environment appears to have stabilized somewhat in recent weeks, none of these indicators are particularly strong at the moment. As a result, the economy is more likely to show improvement gradually than come barreling back in the second half of the year.

  With this as a backdrop, the marketplace will most likely continue to be somewhat volatile. At some time, however, the economy will begin moving forward again. At some point, we would look to reduce positions in more aggressive bond positions. In the interim, we expect to continue exploiting supply/demand aberrations when and where we find them.

  As of April 30, 2001, the Portfolio was well diversified with holdings in approximately 100 municipalities. The average weighted maturity of these securities was 12 years; the average credit quality, Aa.****

**** The composition of the Fund's portfolio is subject to change.

                                                OLD WESTBURY CORE EQUITIES FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                     April 30, 2001 (Unaudited)
-------------------------------------------------------------------------------

 Shares            Security Description                Value
 ------- ---------------------------------------    ------------
 COMMON STOCKS--89.6%

         BASIC MATERIALS--9.6%
  65,000 Alcan, Inc.                                $  2,892,500
  71,000 Alcoa, Inc.                                   2,939,400
  95,500 Dow Chemical Co.                              3,194,475
  62,000 E.I. du Pont de Nemours & Co.                 2,801,780
  71,000 International Paper Co.                       2,781,780
                                                    ------------
                                                      14,609,935
                                                    ------------
         CAPITAL GOODS--5.3%
  84,000 Ford Motor Co.                                2,476,320
  66,500 General Electric Co.                          3,227,245
  44,000 General Motors Corp.                          2,411,640
                                                    ------------
                                                       8,115,205
                                                    ------------
         COMMUNICATION SERVICES--0.5%
  21,000 Brocade Communications Systems, Inc. (b)        797,790
                                                    ------------
         COMPUTER RELATED--4.3%
  57,000 Electronic Data Systems Corp.                 3,676,500
  25,000 EMC Corp. (b)                                   990,000
  28,000 Microsoft Corp. (b)                           1,897,000
                                                    ------------
                                                       6,563,500
                                                    ------------
         COMPUTER SOFTWARE/SERVICES--2.2%
  50,000 First Data Corp.                              3,372,000
                                                    ------------
         CONSUMER CYCLICAL--23.0%
  92,000 CVS Corp.                                     5,423,400
 106,000 Home Depot, Inc.                              4,992,600
  84,500 Kohl's Corp. (b)                              5,159,570
  52,500 Omnicom Group, Inc.                           4,612,125
 140,000 Target Corp.                                  5,383,000
  89,500 Wal-Mart Stores, Inc.                         4,630,730
 105,500 Walgreen Co.                                  4,513,290
                                                    ------------
                                                      34,714,715
                                                    ------------

                      See Notes to Financial Statements.

OLD WESTBURY CORE EQUITIES FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Shares           Security Description               Value
 ------- -------------------------------------    ------------
 COMMON STOCKS--Continued

         CONSUMER STAPLES--6.7%
  67,000 Colgate-Palmolive Co.                    $  3,741,950
  86,000 General Mills, Inc.                         3,389,260
  32,000 Quaker Oats Co.                             3,104,000
                                                  ------------
                                                    10,235,210
                                                  ------------
         DIVERSIFIED--2.0%
  58,000 Tyco International, Ltd.                    3,095,460
                                                  ------------
         FINANCE--11.7%
  44,000 American International Group, Inc.          3,599,200
  70,000 Citigroup, Inc.                             3,440,500
  57,000 Freddie Mac                                 3,750,600
  32,000 Merrill Lynch & Co.                         1,974,400
  26,000 Morgan Stanley Dean Witter & Co.            1,632,540
  66,000 Washington Mutual, Inc.                     3,295,380
                                                  ------------
                                                    17,692,620
                                                  ------------
         HEALTHCARE--13.0%
  54,000 American Home Products Corp.                3,118,500
  56,000 Amgen, Inc. (b)                             3,423,840
  55,000 Bristol-Myers Squibb Co.                    3,080,000
  24,000 Genzyme Corp. (b)                           2,615,280
  30,000 Johnson & Johnson                           2,894,400
 100,500 Medtronic, Inc.                             4,482,300
                                                  ------------
                                                    19,614,320
                                                  ------------
         MULTIMEDIA--4.8%
  30,000 Cablevision Systems Corp. (b)               2,062,500
  47,000 Clear Channel Communications, Inc. (b)      2,622,600
  60,000 Comcast Corp., Special Class A (b)          2,634,600
                                                  ------------
                                                     7,319,700
                                                  ------------
         SEMI-CONDUCTORS--1.0%
  49,000 Intel Corp.                                 1,514,590
                                                  ------------

                       See Notes to Financial Statements.

                                                 OLD WESTBURY CORE EQUITIES FUND
                                                        PORTFOLIO OF INVESTMENTS
                                          April 30, 2001 (Unaudited) (Concluded)
--------------------------------------------------------------------------------

  Shares           Security Description             Value
 --------- -----------------------------------   ------------
 COMMON STOCKS--Continued

           TRANSPORTATION--1.7%
    46,000 Union Pacific Corp.                   $  2,616,940
                                                 ------------
           UTILITIES--3.8%
    38,000 El Paso Corp.                            2,614,400
    50,000 Enron Corp.                              3,136,000
                                                 ------------
                                                    5,750,400
                                                 ------------
 TOTAL COMMON STOCKS
    (Cost $126,767,360)                           136,012,385
                                                 ------------
 INDEX-LINKED TRUSTS--7.6%
   158,000 Nasdaq 100 Shares                        7,291,700
    34,000 S&P 500 Depositary Receipts              4,246,940
                                                 ------------
 TOTAL INDEX-LINKED TRUSTS
    (Cost $11,483,311)                             11,538,640
                                                 ------------
 INVESTMENT COMPANIES--2.9%
 4,382,700 SEI Daily Income Government II Fund      4,382,700
                                                 ------------
 TOTAL INVESTMENT COMPANIES
    (Cost $4,382,700)                               4,382,700
                                                 ------------
 TOTAL INVESTMENTS
    (Cost $142,633,371)(a)--100.1%                151,933,725
 LIABILITIES IN EXCESS OF OTHER ASSETS--(0.1)%       (118,875)
                                                 ------------
 NET ASSETS--100.0%                              $151,814,850
                                                 ============

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation  $15,347,789
     Unrealized depreciation   (6,047,435)
                              -----------
     Net unrealized
      appreciation            $ 9,300,354
                              ===========

(b)  Non-income producing security.

                       See Notes to Financial Statements.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

 Shares          Security Description             Value
 ------- -----------------------------------   ------------
 COMMON STOCKS--55.7%

         BASIC MATERIALS--2.4%
 184,000 OM Group, Inc.                        $ 10,064,800
                                               ------------
         COMMUNICATION SERVICES--1.2%
  92,720 Verizon Communications, Inc.             5,106,090
                                               ------------
         CONSUMER CYCLICAL--7.4%
 247,675 BJ's Wholesale Club, Inc. (b)           11,219,677
 155,881 Dollar Tree Stores, Inc. (b)             3,261,031
 128,101 Interpublic Group of Cos., Inc.          4,349,029
  99,000 Lowe's Cos., Inc.                        6,237,000
 172,000 Tiffany & Co.                            5,576,240
                                               ------------
                                                 30,642,977
                                               ------------
         CONSUMER STAPLES--7.7%
 184,716 Anheuser Busch Cos., Inc.                7,386,793
 235,812 Brinker International, Inc. (b)          6,767,804
 188,265 General Mills, Inc.                      7,419,523
 140,825 Hain Celestial Group, Inc. (b)           3,523,442
 120,000 Safeway, Inc. (b)                        6,516,000
                                               ------------
                                                 31,613,562
                                               ------------
         ENERGY--3.1%
 165,000 Grant Prideco, Inc. (b)                  3,300,000
 165,000 Weatherford International, Inc. (b)      9,607,950
                                               ------------
                                                 12,907,950
                                               ------------
         FINANCE--7.7%
 202,000 AFLAC, Inc.                              6,423,600
 297,600 Arthur J. Gallagher & Co.                7,505,472
 127,311 Fifth Third Bancorp                      6,844,239
 104,000 Merrill Lynch & Co.                      6,416,800
 108,875 Nationwide Financial Services, Inc.      4,459,520
                                               ------------
                                                 31,649,631
                                               ------------

                       See Notes to Financial Statements.

                                           OLD WESTBURY CAPITAL OPPORTUNITY FUND
                                                        PORTFOLIO OF INVESTMENTS
                                          April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Principal
   Amount/
   Shares            Security Description               Value
 ----------- ------------------------------------    ------------
 COMMON STOCKS--Continued

             HEALTHCARE--4.9%
     150,000 Abbott Laboratories                     $  6,957,000
      60,234 CIGNA Corp.                                6,426,968
      87,300 Merck & Co., Inc.                          6,632,181
                                                     ------------
                                                       20,016,149
                                                     ------------
             INDUSTRIALS--9.6%
      56,000 Avery-Dennison Corp.                       3,139,920
     131,500 Dover Corp.                                5,137,705
     128,360 Fiserv, Inc. (b)                           7,103,442
     114,000 General Dynamics Corp.                     8,787,120
      87,536 Illinois Tool Works, Inc.                  5,548,032
     125,472 L-3 Communications Holdings, Inc. (b)      9,692,713
                                                     ------------
                                                       39,408,932
                                                     ------------
             MULTIMEDIA--3.3%
      94,800 Gannett Co., Inc.                          6,119,340
     113,000 McGraw-Hill Cos., Inc.                     7,320,140
                                                     ------------
                                                       13,439,480
                                                     ------------
             TRANSPORTATION--3.5%
     438,300 Southwest Airlines Co.                     7,981,443
     111,100 United Parcel Service, Inc.--Class B       6,382,695
                                                     ------------
                                                       14,364,138
                                                     ------------
             UTILITIES--4.9%
     200,170 Duke Energy Corp.                          9,359,949
     191,104 Dynegy, Inc.                              11,055,367
                                                     ------------
                                                       20,415,316
                                                     ------------
 TOTAL COMMON STOCKS
    (Cost $181,159,227)                               229,629,025
                                                     ------------
 U.S. GOVERNMENT AGENCIES--39.4%

             FEDERAL HOME LOAN BANKS--12.1%
 $50,000,000 4.90%, 05/09/2001                         49,951,200
                                                     ------------

                       See Notes to Financial Statements.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited) (Concluded)
--------------------------------------------------------------------------------

  Principal
   Amount/
   Shares                 Security Description                  Value
 ----------- ---------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES--Continued
             FEDERAL HOME LOAN MORTGAGE CORPORATION--27.3%
 $55,000,000 4.24%, 05/25/2001                               $ 54,839,015
   8,000,000 4.82%, 05/31/2001                                  7,970,736
  50,000,000 4.65%, 06/05/2001                                 49,787,550
                                                             ------------
                                                              112,597,301
                                                             ------------
 TOTAL U.S. GOVERNMENT AGENCIES
    (Cost $162,531,910)                                       162,548,501
                                                             ------------
 INDEX-LINKED TRUSTS--3.3%
     146,400 S&P 400 Mid-Cap Depositary Receipt                13,659,120
                                                             ------------
 TOTAL INDEX-LINKED TRUSTS
    (Cost $11,986,515)                                         13,659,120
                                                             ------------
 INVESTMENT COMPANIES--1.7%
   7,212,500 Federated Trust for U.S. Treasury Obligations      7,212,500
                                                             ------------
 TOTAL INVESTMENT COMPANIES
    (Cost $7,212,500)                                           7,212,500
                                                             ------------
 TOTAL INVESTMENTS
    (Cost $362,890,152) (a)--100.1%                           413,049,146
 LIABILITIES IN EXCESS OF OTHER ASSETS--(0.1)%                   (400,683)
                                                             ------------
 NET ASSETS--100.0%                                          $412,648,463
                                                             ============

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation  $55,256,169
     Unrealized depreciation   (5,097,175)
                              -----------
     Net unrealized
      appreciation            $50,158,994
                              ===========

(b)  Non-income producing security.

                       See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                     April 30, 2001 (Unaudited)
-------------------------------------------------------------------------------

 Shares     Security Description         Value
 ------- --------------------------   ------------
 COMMON STOCKS--94.0%

         FINLAND--1.5%
         TELECOMMUNICATIONS--1.5%
 153,926 Nokia Oyj                    $  5,090,065
  92,968 Sonera Oyj                      1,027,785
                                      ------------
         TOTAL FINLAND                   6,117,850
                                      ------------
         FRANCE--11.8%
         BASIC MATERIALS--1.2%
  93,939 Pechiney SA--Class A            4,938,591
                                      ------------
         CONSUMER GOODS--3.4%
  81,946 Carrefour SA                    4,725,824
  44,465 Groupe Danone                   5,775,085
  68,745 Renault SA                      3,531,807
                                      ------------
                                        14,032,716
                                      ------------
         ENERGY--1.6%
  43,340 Total Fina Elf SA               6,455,065
                                      ------------
         FINANCE--0.7%
  31,508 BNP Paribas SA                  2,798,923
                                      ------------
         SERVICES--1.9%
 109,992 Vivendi Universal SA            7,610,909
                                      ------------
         TELECOMMUNICATIONS--1.6%
  39,945 Alcatel                         1,299,664
  73,104 France Telecom SA               5,314,439
                                      ------------
                                         6,614,103
                                      ------------
         UTILITIES--1.4%
  38,303 Suez Lyonnaise des Eaux SA      5,657,313
                                      ------------
         TOTAL FRANCE                   48,107,620
                                      ------------

                      See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares         Security Description            Value
 --------- --------------------------------   ------------
 COMMON STOCKS--Continued

           GERMANY--3.5%
           FINANCE--1.6%
   120,432 HypoVereinsbank AG                 $  6,662,373
                                              ------------
           TELECOMMUNICATIONS--1.9%
   283,667 Deutsche Telekom AG                   7,393,645
                                              ------------
           TOTAL GERMANY                        14,056,018
                                              ------------
           HONG KONG--7.4%
           BUILDING & CONSTRUCTION--1.5%
 4,933,711 New World Development Co., Ltd.       6,136,307
                                              ------------
           CONSUMER GOODS--0.7%
 5,287,036 Giordano International Ltd.           2,745,547
                                              ------------
           DIVERSIFIED--4.3%
 5,199,266 China Resources Enterprises Ltd.      7,633,244
 3,360,706 Citic Pacific Ltd.                    9,674,055
                                              ------------
                                                17,307,299
                                              ------------
           FINANCE--0.9%
 3,711,109 China Everbright Ltd.                 3,592,628
                                              ------------
           TELECOMMUNICATIONS--0.0%
 6,760,584 Kantone Holdings Ltd.(b)                200,243
                                              ------------
           TOTAL HONG KONG                      29,982,024
                                              ------------
           IRELAND--1.2%
           FINANCE--1.2%
   442,459 Allied Irish Banks PLC                4,864,040
                                              ------------
           ITALY--0.4%
           FINANCE--0.4%
   127,826 San Paolo-IMI SpA                     1,784,852
                                              ------------

                       See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                         April 30, 2001 (Unaudited) (Continued)
-------------------------------------------------------------------------------

  Shares                 Security Description                   Value
 --------- -----------------------------------------------   ------------
 COMMON STOCKS--Continued

           JAPAN--28.4%
           BUILDING & CONSTRUCTION--1.1%
   869,837 Kajima Corp.                                      $  2,999,559
    87,255 Tostem Corp.                                         1,383,677
                                                             ------------
                                                                4,383,236
                                                             ------------
           CAPITAL EQUIPMENT--2.2%
 1,441,439 Kawasaki Heavy Industries Ltd. (b)                   2,368,657
   132,091 Komori Corp.                                         1,924,667
 2,242,336 Mitsui Engineering & Shipbuilding Co., Ltd. (b)      3,321,710
 1,759,210 Sumitomo Metal Industries, Ltd. (b)                  1,438,298
                                                             ------------
                                                                9,053,332
                                                             ------------
           CONSUMER GOODS--7.0%
   155,519 Circle K Japan Co., Ltd.                             4,544,652
    50,142 Ito-Yokado Co., Ltd.                                 2,796,603
       280 Japan Tobacco, Inc.                                  1,869,915
    92,061 Katokichi Co., Ltd.                                  2,325,092
       343 Nippon Unipac Holding (b)                            1,999,697
   647,210 Nissan Motor Co., Ltd.                               4,437,502
   170,014 Onward Kashiyama Co., Ltd.                           1,706,539
   133,331 Ricoh Co., Ltd.                                      2,498,573
   176,015 ShinMaywa Industries, Ltd. (b)                         390,400
   182,348 Toyota Motor Corp.                                   6,066,704
                                                             ------------
                                                               28,635,677
                                                             ------------
           ELECTRONICS & ELECTRICAL EQUIPMENT--4.5%
   213,023 Fujitsu Ltd.                                         2,931,469
   261,427 Matsushita Electric Industrial Co., Ltd.             4,359,409
    23,245 Murata Manufacturing Co., Ltd.                       1,955,037
   143,078 Olympus Optical Co., Ltd.                            2,177,412
    44,196 Sony Corp.                                           3,305,711
     8,504 Tomen Electronics Corp.                                268,471
   499,925 Toshiba Corp.                                        3,281,978
                                                             ------------
                                                               18,279,487
                                                             ------------

                      See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Shares             Security Description                 Value
 ------- ------------------------------------------   ------------
 COMMON STOCKS--Continued

         ENERGY--1.3%
 217,079 Tokyo Electric Power Co., Inc.               $  5,183,818
                                                      ------------
         FINANCE--6.0%
 598,645 Mitsubishi Estate Co., Ltd.                     6,052,597
     583 Mitsubishi Tokyo Financial Group, Inc. (b)      5,946,463
 165,435 Nomura Securities Co., Ltd.                     3,495,247
   1,212 UFJ Holdings, Inc. (b)                          8,722,916
                                                      ------------
                                                        24,217,223
                                                      ------------
         HEALTHCARE--1.1%
  93,211 Takeda Chemical Industries Ltd.                 4,497,005
                                                      ------------
         SERVICES--2.0%
 463,761 All Nippon Airways Co., Ltd. (b)                1,865,781
 817,100 Mitsubishi Corp.                                6,151,318
                                                      ------------
                                                         8,017,099
                                                      ------------
         TELECOMMUNICATIONS--2.3%
     626 Nippon Telegraph & Telephone Corp.              3,977,901
     259 NTT DoCoMo, Inc.                                5,325,292
                                                      ------------
                                                         9,303,193
                                                      ------------
         TRANSPORTATION--0.9%
     728 West Japan Railway Co.                          3,506,374
                                                      ------------
         TOTAL JAPAN                                   115,076,444
                                                      ------------
         NETHERLANDS--8.2%
         BASIC MATERIALS--1.2%
 118,986 Akzo Nobel NV                                   4,952,608
                                                      ------------
         CONSUMER GOODS--0.6%
  45,263 Unilever NV                                     2,560,156
                                                      ------------
         ENERGY--2.1%
 145,971 Royal Dutch Petroleum Co.                       8,722,257
                                                      ------------

                       See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                         April 30, 2001 (Unaudited) (Continued)
-------------------------------------------------------------------------------

 Shares            Security Description                Value
 ------- ----------------------------------------   ------------
 COMMON STOCKS--Continued

         FINANCE--0.4%
  72,029 ABN Amro Holding NV                        $  1,449,558
                                                    ------------
         INSURANCE--1.3%
 155,854 Aegon NV                                      5,195,272
                                                    ------------
         MULTIMEDIA--1.3%
 195,969 Wolters Kluwer NV (b)                         5,417,089
                                                    ------------
         TELECOMMUNICATIONS--1.3%
 380,746 Koninklijke KPN NV                            4,651,436
 105,740 Versatel Telecom International NV (b)           445,282
                                                    ------------
                                                       5,096,718
                                                    ------------
         TOTAL NETHERLANDS                            33,393,658
                                                    ------------
         SINGAPORE--0.3%
         REAL ESTATE--0.3%
 349,041 City Developments Ltd.                        1,226,393
                                                    ------------
         SPAIN--1.1%
         FINANCE--0.8%
 323,344 Banco Santander Central Hispano SA            3,210,593
                                                    ------------
         TELECOMMUNICATIONS--0.3%
  75,964 Telefonica SA (b)                             1,284,957
                                                    ------------
         TOTAL SPAIN                                   4,495,550
                                                    ------------
         SWEDEN--1.0%
         TELECOMMUNICATIONS--1.0%
 630,211 Ericsson AB                                   4,049,635
                                                    ------------
         SWITZERLAND--8.9%
         BASIC MATERIALS--1.1%
   3,901 Holderbank Financiere Glarus AG--Class B      4,396,082
                                                    ------------
         DIVERSIFIED--1.3%
  72,437 ABB Ltd. (b)                                  5,219,315
                                                    ------------

                      See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares          Security Description            Value
 --------- ---------------------------------   ------------
 COMMON STOCKS--Continued

           FINANCE--3.3%
    40,170 Credit Suisse Group--Registered     $  7,490,646
    17,279 Zurich Financial Services AG           6,145,353
                                               ------------
                                                 13,635,999
                                               ------------
           HEALTHCARE--2.3%
     1,670 Novartis AG--Registered                2,595,251
       930 Roche Holding AG                       6,679,502
                                               ------------
                                                  9,274,753
                                               ------------
           SERVICES--0.9%
     5,742 Adecco SA--Registered                  3,475,326
                                               ------------
           TOTAL SWITZERLAND                     36,001,475
                                               ------------
           UNITED KINGDOM--20.3%
           BASIC MATERIALS--1.6%
 2,467,653 Corus Group PLC                        2,515,671
   194,444 Rio Tinto PLC--Registered              3,945,079
                                               ------------
                                                  6,460,750
                                               ------------
           CAPITAL EQUIPMENT--0.5%
   664,513 Rolls-Royce PLC                        2,027,578
                                               ------------
           COMPUTER SOFTWARE/ SERVICES--0.6%
   173,627 Logica PLC                             2,461,931
                                               ------------
           CONSUMER GOODS--1.9%
   701,027 EMI Group PLC                          4,453,512
   867,292 Tesco PLC                              3,096,142
                                               ------------
                                                  7,549,654
                                               ------------
           ENERGY--2.7%
   865,788 BG Group PLC                           3,403,566
   832,947 BP Amoco PLC                           7,478,527
                                               ------------
                                                 10,882,093
                                               ------------

                       See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                         April 30, 2001 (Unaudited) (Continued)
-------------------------------------------------------------------------------

  Shares             Security Description                Value
 --------- ----------------------------------------   ------------
 COMMON STOCKS--Continued

           FINANCE--3.8%
   667,013 Lloyds TSB Group PLC                       $  6,966,941
   491,802 Prudential Corp. PLC                          5,738,511
   117,043 Royal Bank of Scotland Group PLC              2,706,274
                                                      ------------
                                                        15,411,726
                                                      ------------
           HEALTHCARE--2.5%
   377,710 GlaxoSmithKline PLC (b)                      10,003,452
                                                      ------------
           INSURANCE--1.3%
   759,905 Royal & Sun Alliance Insurance Group PLC      5,387,510
                                                      ------------
           MULTIMEDIA--1.0%
   194,540 Pearson PLC                                   4,100,120
                                                      ------------
           TECHNOLOGY--0.1%
   395,041 Baltimore Technologies PLC (b)                  459,251
                                                      ------------
           TELECOMMUNICATIONS--4.3%
   952,416 British Telecommunications PLC                7,590,439
   767,040 Marconi PLC                                   4,488,759
 1,913,488 Vodafone Group PLC                            5,817,946
                                                      ------------
                                                        17,897,144
                                                      ------------
           TOTAL UNITED KINGDOM                         82,641,209
                                                      ------------
 TOTAL COMMON STOCKS (Cost $417,168,195)               381,796,768
                                                      ------------

                      See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited) (Concluded)
--------------------------------------------------------------------------------

  Shares                Security Description                  Value
 --------- ---------------------------------------------   ------------
 INVESTMENT COMPANIES--1.2%

 4,871,500 Federated Trust for U.S. Treasury Obligations   $  4,871,500
                                                           ------------
 TOTAL INVESTMENT COMPANIES
    (Cost $4,871,500)                                         4,871,500
                                                           ------------
 TOTAL INVESTMENTS
    (Cost $422,039,695) (a)--95.2%                          386,668,268
 OTHER ASSETS IN EXCESS OF
    LIABILITIES--4.8%                                        19,483,840
                                                           ------------
 NET ASSETS--100.0%                                        $406,152,108
                                                           ============

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

     Unrealized
      appreciation         $ 23,060,656
     Unrealized
      depreciation          (58,432,083)
                           ------------
     Net unrealized
      depreciation         $(35,371,427)
                           ============

(b)  Non-income producing security.

AB--Aktiebolag (Swedish Stock Co.)
AG--Aktiengesellschaft (West German Stock Co.)
NV--Naamloze Vennootschaap (Dutch Corp.)
PLC--Public Limited Company
SA--Societe Anonyme (French Corp.)
SpA--Societa per Azioni (Italian Corp.)

                       See Notes to Financial Statements.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                     April 30, 2001 (Unaudited)
-------------------------------------------------------------------------------

 Principal
  Amount                     Security Description                       Value
 --------- -------------------------------------------------------    ----------
 CORPORATE BONDS--40.7%

           CHEMICALS--2.1%
 $500,000  Union Carbide Corp., 6.79%, 06/01/2025, (put 06/01/2005)   $  510,958
                                                                      ----------
           COMPUTER RELATED--2.1%
  500,000  IBM Corp., 6.22%, 08/01/2027                                  510,899
                                                                      ----------
           CONSUMER CYCLICAL--7.3%
  500,000  Hertz Corp., 6.30%, 11/15/2006, (put 11/15/2002)              507,413
  550,000  Procter & Gamble Co., 5.25%, 09/15/2003                       553,889
  247,104  Wal-Mart Stores, Inc., 8.45%, 07/01/2004                      261,372
  445,507  Wal-Mart Stores, Inc., 7.49%, 06/21/2007                      469,418
                                                                      ----------
                                                                       1,792,092
                                                                      ----------
           CONSUMER STAPLES--2.1%
  500,000  Coca-Cola Enterprises, 7.00%, 10/01/2026,
           (put 10/01/2006)                                              523,199
                                                                      ----------
           ENERGY--5.2%
  165,000  Chevron Trust Fund, 8.11%, 12/01/2004                         174,214
   20,000  Detroit Edison Co., MTN, 7.40%, 01/15/2003                     20,662
  500,000  Illinois Power, 6.75%, 03/15/2005                             504,292
  100,000  New England Power, Defeased, 8.00%, 08/01/2022                103,558
   75,610  Niagara Mohawk Power, 7.25%, 10/01/2002                        76,774
  400,000  Oklahoma Gas & Electric, 6.65%, 07/15/2027                    399,226
                                                                      ----------
                                                                       1,278,726
                                                                      ----------
           FINANCE--10.6%
  500,000  Associates Corp., NA, 6.88%, 08/01/2003                       515,860
  175,000  Associates Corp., NA, MTN, 6.58%, 06/28/2002                  178,852
  150,000  Deutsche Ausgleichsbank, 5.13%, 09/22/2003                    149,922
  250,000  General Electric Capital Corp., MTN, 6.33%, 09/17/2001        251,935

                      See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                    Security Description                       Value
 --------- -----------------------------------------------------    -----------
 CORPORATE BONDS--Continued

 $500,000  General Motors Acceptance Corp., 6.75%, 01/15/2006       $   505,337
  300,000  General Motors Acceptance Corp., MTN, 6.75%,
           06/10/2002                                                   306,677
  450,000  Homeside International, Inc., 11.25%, 05/15/2003             470,813
   50,000  Merrill Lynch & Co., MTN, 6.38%, 10/01/2001                   50,453
    9,520  Merrill Lynch & Co., Nikkei 225 Market Index Target-
           Term Securities (MITTS), 4.84%, 06/14/2002                    89,964
   80,000  Morgan Guaranty Trust Co., 6.63%, 06/30/2004                  81,798
                                                                    -----------
                                                                      2,601,611
                                                                    -----------
           HEALTHCARE--0.6%
  130,000  Kaiser Foundation Hospital, 9.55%, 07/15/2005                147,282
                                                                    -----------
           INDUSTRIALS--4.0%
  975,000  Ingersoll-Rand Co., 6.39%, 11/15/2027                        989,607
                                                                    -----------
           MULTIMEDIA--1.2%
  300,000  Time Warner, Inc., 6.85%, 01/15/2026, (put 01/15/2003)       305,486
                                                                    -----------
           TELECOMMUNICATIONS--2.1%
  500,000  BellSouth Telecommunications, 6.00%, 06/15/2002              506,129
                                                                    -----------
           YANKEE--3.4%
  200,000  International Bank for Reconstruction & Development,
           12.38%, 10/15/2002                                           221,974
  100,000  International Bank for Reconstruction & Development,
           7.00%, 01/27/2005                                            105,821
  500,000  Swedish Export Credit Corp., 8.25%, 01/15/2023               513,462
                                                                    -----------
                                                                        841,257
                                                                    -----------

                       See Notes to Financial Statements.

                                                  OLD WESTBURY FIXED INCOME FUND
                                                        PORTFOLIO OF INVESTMENTS
                                          April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount               Security Description                 Value
 ---------- -------------------------------------------   -----------
 CORPORATE BONDS--Continued

 TOTAL CORPORATE BONDS
    (Cost $9,891,176)                                     $10,007,246
                                                          -----------
 U.S. GOVERNMENT SECURITIES--37.2%
            U.S. TREASURY BONDS--24.8%
 $4,000,000 6.00%, 02/15/2026                               4,040,931
  1,924,632 3.88%, 04/15/2029 (b)                           2,046,727
                                                          -----------
                                                            6,087,658
                                                          -----------
            U.S. TREASURY NOTES--12.4%
    450,000 5.88%, 11/15/2004                                 466,170
    400,000 5.88%, 11/15/2005                                 415,692
    500,000 5.63%, 02/15/2006                                 515,128
  1,025,000 6.50%, 10/15/2006                               1,095,469
    522,385 4.25%, 01/15/2010 (b)                             559,442
                                                          -----------
                                                            3,051,901
                                                          -----------
 TOTAL U.S. GOVERNMENT SECURITIES
    (Cost $8,962,091)                                       9,139,559
                                                          -----------
 U.S. GOVERNMENT AGENCIES--10.9%
            FEDERAL HOME LOAN BANKS--2.6%
    500,000 7.13%, 02/15/2005                                 531,371
    100,000 7.59%, 03/10/2005                                 107,937
                                                          -----------
                                                              639,308
                                                          -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION--0.4%
    106,000 5.13%, 02/13/2004                                 106,651
                                                          -----------
            PRIVATE EXPORT FUNDING--3.0%
    100,000 7.30%, 01/31/2002                                 102,128
     25,000 6.90%, 01/31/2003                                  25,952
    300,000 7.03%, 10/31/2003                                 315,061
    300,000 5.34%, 03/15/2006                                 298,759
                                                          -----------
                                                              741,900
                                                          -----------

                       See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                  Security Description                    Value
 ---------- -------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES--Continued

            STUDENT LOAN MARKETING ASSOCIATION--0.3%
 $   78,087 9.40%, 05/31/2002, MTN                              $    81,728
                                                                -----------
            TENNESSEE VALLEY AUTHORITY--4.6%
  1,115,000 6.24%, 07/15/2045, (put 07/15/2001)                   1,117,758
                                                                -----------
 TOTAL U.S. GOVERNMENT AGENCIES
    (Cost $2,644,344)                                             2,687,345
                                                                -----------
 MUNICIPAL BONDS--4.2%
            CONNECTICUT--0.9%
    225,000 Connecticut State, GO, Taxable, 5.89%, 11/01/2002       228,625
                                                                -----------
            MAINE--0.4%
    100,000 Maine State, GO, Taxable, 7.15%, 09/01/2002             102,916
                                                                -----------
            MISSOURI--1.3%
    290,000 Kansas City Planned Industrial Expansion, Revenue
            Bond, Taxable, 10.20%, 11/01/2014                       312,948
                                                                -----------
            TEXAS--1.6%
     50,000 Texas State, GO, Taxable, 7.13%, 12/01/2003              52,402
    320,000 Texas State, GO, Taxable, 6.15%, 12/01/2006             322,937
                                                                -----------
                                                                    375,339
                                                                -----------
 TOTAL MUNICIPAL BONDS
    (Cost $978,769)                                               1,019,828
                                                                -----------

                       See Notes to Financial Statements.

                                                  OLD WESTBURY FIXED INCOME FUND
                                                        PORTFOLIO OF INVESTMENTS
                                          April 30, 2001 (Unaudited) (Concluded)
--------------------------------------------------------------------------------

 Shares          Security Description             Value
 ------- -----------------------------------   -----------
 INVESTMENT COMPANIES--3.2%
 786,800 SEI Daily Income Government II Fund   $   786,800
                                               -----------
 TOTAL INVESTMENT COMPANIES
    (Cost $786,800)                                786,800
                                               -----------
 TOTAL INVESTMENTS
    (Cost $23,263,180)(a)--96.2%                23,640,778
 OTHER ASSETS IN EXCESS OF LIABILITIES--3.8%       925,120
                                               -----------
 NET ASSETS--100.0%                            $24,565,898
                                               ===========

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation   $ 494,918
     Unrealized depreciation    (117,320)
                               ---------
     Net unrealized
      appreciation             $ 377,598
                               =========

(b)  Inflation protected security.
GO--General Obligations
MTN--Medium Term Note


                       See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

 Principal
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS--88.0%

           ALABAMA--2.4%
 $400,000  Alabama Water Pollution Control Authority, Revenue
           Bonds, 5.50%, 08/15/2014, (AMBAC)                        $   416,364
   40,000  Calhoun County Gasoline Tax Anticipation Warrants,
           4.80%, 03/01/2008, (AMBAC)                                    40,930
  120,000  Calhoun County Gasoline Tax Anticipation Warrants,
           5.15%, 03/01/2013, (AMBAC)                                   121,970
  145,000  Pelham, GO, Warrants, 4.75%, 12/01/2008, (AMBAC)             147,772
  140,000  Pelham, GO, Warrants, 5.15%, 12/01/2014, (AMBAC)             141,648
                                                                    -----------
                                                                        868,684
                                                                    -----------
           ARIZONA--0.1%
   30,000  Oro Valley Excise Tax, Revenue Bonds, 5.20%,
           07/01/2014, (AMBAC)                                           30,626
                                                                    -----------
           ARKANSAS--1.0%
  260,000  Paragould Water Sewer & Electric, Revenue Bonds,
           5.15%, 12/01/2012, (AMBAC)                                   265,585
  100,000  Paragould Water Sewer & Electric, Revenue Bonds,
           5.20%, 12/01/2013, (AMBAC)                                   102,066
                                                                    -----------
                                                                        367,651
                                                                    -----------
           COLORADO--1.4%
  485,000  Longmont Sales & Use Tax, Revenue Bonds, 5.63%,
           11/15/2017                                                   498,624
                                                                    -----------
           DISTRICT OF COLUMBIA--0.7%
  255,000  District of Columbia, GO, Series A, 5.63%, 06/01/2002,
           (MBIA)                                                       261,821
                                                                    -----------
           ILLINOIS--10.5%
  260,000  Calumet Park, GO, 4.70%, 12/01/2010, (FGIC)                  261,061

                       See Notes to Financial Statements.

                                                OLD WESTBURY MUNICIPAL BOND FUND
                                                        PORTFOLIO OF INVESTMENTS
                                          April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS--Continued

 $400,000  Chicago Board of Education, GO, 6.75%, 12/01/2008,
           (AMBAC)                                                  $   458,944
  225,000  Chicago Neighborhoods Alive 21 PG-A, GO, 5.88%,
           01/01/2019, (FGIC)                                           237,481
  315,000  Chicago, GO, Series B, 5.00%, 01/01/2011, (AMBAC)            322,844
  150,000  Cook County School District No. 153, GO, Series A,
           5.00%, 12/01/2009                                            154,772
  500,000  Du Page County Community High School District No. 099,
           GO, 4.88%, 12/01/2018, (FSA)                                 474,150
  150,000  Du Page County Community School District No. 202, GO,
           5.55%, 12/30/2017, (FSA)                                     153,749
  260,000  Freeport Sewer System Improvements, GO, 5.55%,
           12/01/2014, (AMBAC)                                          272,389
  300,000  Illinois State Toll Highway Authority, Revenue Bonds,
           Series A, 3.50%, 01/01/2005                                  295,830
  210,000  Kane County Community School District No. 304, GO,
           6.10%, 06/01/2006, (FGIC)                                    228,606
   80,000  Northern University, Revenue Bonds, 5.50%, 04/01/2013,
           (AMBAC)                                                       82,960
  800,000  Oak Lawn, GO, 4.38%, 12/01/2008, (FSA)                       797,183
  140,000  Saline & Gallatin Hamilton Counties, GO, 5.75%,
           10/01/2004, (FGIC)                                           148,422
                                                                    -----------
                                                                      3,888,391
                                                                    -----------
           INDIANA--11.6%
  150,000  Avon Two Thousand School Building Corp., Revenue
           Bonds, 5.00%, 07/15/2006, (FGIC)                             156,497
  600,000  Avon Two Thousand School Building Corp., Revenue
           Bonds, 5.13%, 07/15/2012, (FGIC)                             614,658
  285,000  Eagle-Union Community School Building Corp., Revenue
           Bonds, 4.50%, 07/05/2012, (FSA)                              277,060

                       See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS--Continued

 $100,000  East Allen Multi School Building Corp., Revenue Bonds,
           5.05%, 07/15/2005, (FSA)                                 $   104,489
  315,000  East Allen Multi School Building Corp., Revenue Bonds,
           5.00%, 07/10/2014, (FSA)                                     313,680
  415,000  East Allen Multi School Building Corp., Revenue Bonds,
           5.13%, 07/10/2015, (FSA)                                     415,266
   75,000  Franklin Township School Building Corp., Revenue
           Bonds, 5.75%, 07/15/2010                                      81,935
  480,000  Frankton-Lapel North Elementary School Building Corp.,
           Revenue Bonds, 4.35%, 01/05/2008, (FSA)                      481,080
  145,000  Lebanon Middle School Building Corp., Revenue Bonds,
           5.05%, 07/15/2011, (FSA)                                     149,240
  170,000  Noblesville Elementary Intermediate School Building
           Corp., GO, 5.30%, 07/15/2009, (FSA)                          179,374
  205,000  Noblesville Elementary Intermediate School Building
           Corp., GO, 5.50%, 07/15/2012, (FSA)                          217,044
  130,000  Noblesville West School Building Corp., Revenue Bonds,
           4.65%, 07/05/2005                                            133,250
  155,000  Valparaiso Middle Schools Building Corp., Revenue
           Bonds, 4.65%, 07/15/2005, (MBIA)                             159,201
  195,000  Valparaiso Middle Schools Building Corp., Revenue
           Bonds, 5.20%, 01/15/2013, (MBIA)                             199,177
  140,000  Westfield-Washington Elementary Building Corp., GO,
           4.40%, 01/15/2007, (FGIC)                                    141,540
  175,000  Westfield-Washington Elementary Building Corp., GO,
           4.40%, 07/15/2007, (FGIC)                                    177,074
  135,000  Westfield-Washington Elementary Building Corp., GO,
           4.75%, 01/15/2011, (FGIC)                                    135,826
  255,000  Westfield-Washington Elementary Building Corp., GO,
           4.75%, 07/15/2011, (FGIC)                                    256,624

                       See Notes to Financial Statements.

                                                OLD WESTBURY MUNICIPAL BOND FUND
                                                        PORTFOLIO OF INVESTMENTS
                                          April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS--Continued

 $125,000  Wheeler-Union Township School Building Corp., Revenue
           Bonds, 3.85%, 07/15/2005, (FSA)                          $   124,550
                                                                    -----------
                                                                      4,317,565
                                                                    -----------
           KANSAS--2.7%
  975,000  Johnson County Water District No. 001, Revenue Bonds,
           5.00%, 12/01/2013                                            992,608
                                                                    -----------
           KENTUCKY--0.3%
  120,000  Hopkins County, GO, 5.63%, 02/01/2016, (FGIC)                125,192
                                                                    -----------
           MASSACHUSETTS--0.9%
  200,000  Massachusetts State Grant Anticipation, Revenue Bonds,
           Series A, 5.50%, 12/15/2007                                  214,744
  100,000  Sharon Massachusetts, GO, 5.00%, 01/15/2017                   98,477
                                                                    -----------
                                                                        313,221
                                                                    -----------
           MICHIGAN--10.0%
  130,000  Central Montcalm Public Schools, GO, 5.35%,
           05/01/2011, (MBIA)                                           137,010
  240,000  Dundee Community School District, GO, 5.38%,
           05/01/2014, (Q-SBLF)                                         247,207
  250,000  Dundee Community School District, GO, 5.38%,
           05/01/2019, (Q-SBLF)                                         251,905
  325,000  East Lansing School District, GO, 5.35%, 05/01/2016,
           (Q-SBLF)                                                     330,395
  725,000  Galesburg-Augusta Community School District, GO,
           5.38%, 05/01/2015, (Q-SBLF)                                  744,697
  275,000  Gibraltar School District, GO, 5.00%, 05/01/2007,
           (MBIA)                                                       285,321
  320,000  Lake Orion Community School District, GO, Series A,
           5.70%, 05/01/2013, (FSA)                                     341,885

                       See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS--Continued

 $500,000  Livonia Public Schools, GO, 5.63%, 05/01/2014, (FGIC)    $   527,350
  100,000  Suttons Bay Public Schools, GO, 5.05%, 05/01/2013, (Q-
           SBLF)                                                        101,610
  350,000  Van Buren County, GO, 5.00%, 05/01/2015, (AMBAC)             348,166
  375,000  Warren, GO, 5.00%, 06/01/2016                                367,898
                                                                    -----------
                                                                      3,683,444
                                                                    -----------
           MINNESOTA--1.7%
  390,000  Roseville Independent School District No. 623, GO,
           Series A, 5.00%, 02/01/2013, (FSA)                           393,982
  220,000  Sartell, GO, Series A, 4.40%, 02/01/2009, (FSA)              219,426
                                                                    -----------
                                                                        613,408
                                                                    -----------
           NEBRASKA--1.9%
  400,000  American Public Energy Agency, Revenue Bonds, Series
           A, 4.38%, 06/01/2010, (AMBAC)                                375,568
  310,000  Douglas County School District No. 001, GO, 5.00%,
           12/15/2008                                                   321,321
                                                                    -----------
                                                                        696,889
                                                                    -----------
           NEW YORK--0.4%
  105,000  Lancaster Town, GO, 5.60%, 06/01/2008, (MBIA)                113,384
   20,000  New York, GO, Series D, 6.00%, 02/15/2020                     21,761
                                                                    -----------
                                                                        135,145
                                                                    -----------
           OHIO--1.4%
  175,000  Clearview Local School District, GO, 6.65%, 12/01/2017       206,616
  100,000  Mansfield City School District, GO, 5.35%, 12/01/2014,
           (MBIA)                                                       103,731

                       See Notes to Financial Statements.

                                                OLD WESTBURY MUNICIPAL BOND FUND
                                                        PORTFOLIO OF INVESTMENTS
                                          April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS--Continued

 $175,000  Wellston City School District, GO, 5.80%, 12/01/2013     $   191,154
                                                                    -----------
                                                                        501,501
                                                                    -----------
           OREGON--2.3%
  825,000  Oregon State Department Administrative Services
           Lottery, Revenue Bonds, Series A, 5.00%, 04/01/2008,
           (FSA)                                                        855,648
                                                                    -----------
           PENNSYLVANIA--3.0%
  125,000  Canon McMillan School District, GO, 4.40%, 12/15/2010,
           (FGIC)                                                       123,583
  190,000  Franklin Township Municipal Sanitation, Revenue Bonds,
           Series A, 4.00%, 01/01/2003, (FSA)                           190,994
  195,000  Franklin Township Municipal Sanitation, Revenue Bonds,
           Series A, 4.05%, 01/01/2004, (FSA)                           196,215
  180,000  Franklin Township Municipal Sanitation, Revenue Bonds,
           Series A, 4.10%, 01/01/2005, (FSA)                           181,087
  215,000  New Castle School District, GO, 4.40%, 03/01/2011,
           (MBIA)                                                       211,016
  225,000  Peters Township School District, Washington County,
           GO, Series B, 4.70%, 09/01/2014, (FSA)                       217,982
                                                                    -----------
                                                                      1,120,877
                                                                    -----------
           SOUTH CAROLINA--1.4%
  100,000  Piedmont Municipal Power Agency, Revenue Bonds, 6.30%,
           01/01/2022, (MBIA)                                           106,396
  500,000  South Carolina State, GO, Series A, 3.50%, 01/01/2016        417,455
                                                                    -----------
                                                                        523,851
                                                                    -----------

                       See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                   Security Description                      Value
 --------- ----------------------------------------------------   -----------
 MUNICIPAL BONDS--Continued

           TEXAS--19.6%
 $500,000  Dallas Waterworks & Sewer System, Revenue Bonds,
           5.00%, 10/01/2011                                      $   512,475
  435,000  Grape Creek Independent School District, GO, 5.00%,
           02/15/2012, (PSF)                                          441,534
  470,000  Gregory Portland Independent School District, GO,
           5.50%, 08/15/2019, (PSF)                                   474,818
  500,000  Lamar Independent School District, GO, 4.90%,
           02/15/2016, (PSF)                                          480,500
  105,000  Lamar Independent School District, GO, 5.25%,
           02/15/2017, (PSF)                                          104,414
  255,000  Laredo, GO, 5.38%, 08/15/2020, (FGIC)                      253,598
  220,000  McKinney, GO, 5.20%, 08/15/2014, (FGIC)                    223,109
  210,000  Montgomery County Municipal Utility District No. 47,
           GO, 6.70%, 10/01/2012, (AMBAC)                             234,238
  250,000  Montgomery County Municipal Utility District No. 47,
           GO, 6.13%, 10/01/2015, (AMBAC)                             261,390
  290,000  New Braunfels Independent School, GO, 5.75%,
           02/01/2014, (PSF)                                          306,342
  770,000  Plano Independent School District, GO,
           4.88%, 02/15/2011, (PSF)                                   783,089
  500,000  Round Rock Independent School District, GO, 4.70%,
           08/01/2014, (PSF)                                          485,880
  710,000  San Antonio, GO, Series A, 5.38%, 02/01/2020               710,382
  295,000  San Felipe Del Rio Independent School District, GO,
           5.38%, 08/15/2016, (PSF)                                   298,803
  665,000  Tarrant County Health Facilities, Revenue Bonds,
           Series A, 5.00%, 09/01/2015, (FGIC)                        655,423
  285,000  Travis County, GO, 4.00%, 03/01/2017                       243,020
  730,000  Ysleta Independent School District, Revenue Bonds,
           5.50%, 11/15/2010, (AMBAC)                                 778,727
                                                                  -----------
                                                                    7,247,742
                                                                  -----------

                       See Notes to Financial Statements.

                                                OLD WESTBURY MUNICIPAL BOND FUND
                                                        PORTFOLIO OF INVESTMENTS
                                          April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS--Continued

           UTAH--2.3%
 $620,000  North Davis County Sewer District, Revenue Bonds,
           5.10%, 03/01/2013, (AMBAC)                               $   628,760
  200,000  Salt Lake City Water District, Revenue Bonds, 5.05%,
           07/01/2011, (AMBAC)                                          205,256
                                                                    -----------
                                                                        834,016
                                                                    -----------
           WASHINGTON--2.8%
  300,000  King County Sewer, GO/Revenue Bonds, 6.25%, 01/01/2035       315,276
  500,000  Washington State, GO, Series A, 6.00%, 09/01/2015            519,925
  180,000  Washington State, GO, Series DD-14 & B, 6.00%,
           09/01/2019                                                   186,165
                                                                    -----------
                                                                      1,021,366
                                                                    -----------
           WISCONSIN--9.6%
  135,000  Cedarburg School District, GO, Series B, 5.00%,
           03/01/2013, (FSA)                                            135,760
  145,000  Cedarburg School District, GO, Series B, 5.00%,
           03/01/2014, (FSA)                                            144,672
  225,000  Geneva Joint School District No. 4, GO, 5.25%,
           04/01/2012, (FSA)                                            234,396
  345,000  Oak Creek-Franklin School District, GO, 4.30%,
           04/01/2007, (FGIC)                                           345,631
  250,000  Oshkosh Corp., GO, Series A, 5.50%, 12/01/2007, (FGIC)       258,380
  220,000  Two Rivers Public School District, GO, 5.75%,
           03/01/2012, (FSA)                                            236,573
  505,000  Verona Area School District, GO, Series A, 5.50%,
           10/01/2012, (MBIA)                                           532,866
  400,000  Waupun School District, GO, 4.85%, 04/01/2014, (FGIC)        392,704

                       See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited) (Concluded)
--------------------------------------------------------------------------------

 Principal
  Amount/
   Shares                   Security Description                      Value
 ---------- ----------------------------------------------------   -----------
 MUNICIPAL BONDS--Continued

 $  365,000 Webster School District Burnett, GO,
            4.40%, 04/01/2008, (MBIA)                              $   365,179
    300,000 Whitewater Waterworks Systems, Revenue Bonds, 5.20%,
            10/01/2014, (MBIA)                                         306,333
    135,000 Whitewater, GO, 4.38%, 09/01/2008, (FSA)                   134,866
    185,000 Whitewater, GO, 4.38%, 09/01/2009, (FSA)                   183,548
    240,000 Wisconsin State Health & Educational Facilities,
            Revenue Bonds, 6.13%, 08/15/2022, (MBIA)                   247,346
                                                                   -----------
                                                                     3,518,254
                                                                   -----------
 TOTAL MUNICIPAL BONDS (Cost $31,905,819)                           32,416,524
                                                                   -----------
 INVESTMENT COMPANIES--15.5%

  5,707,500 SEI Tax-Exempt Trust Money Market Fund                   5,707,500
                                                                   -----------
 TOTAL INVESTMENT COMPANIES (Cost $5,707,500)                        5,707,500
                                                                   -----------
 TOTAL INVESTMENTS (Cost $37,613,319)(a)--103.5%                    38,124,024
 LIABILITIES IN EXCESS OF OTHER ASSETS--(3.5)%                      (1,294,779)
                                                                   -----------
 NET ASSETS--100.0%                                                $36,829,245
                                                                   ===========

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation   $ 671,392
     Unrealized depreciation    (160,687)
                               ---------
     Net unrealized
     appreciation              $ 510,705
                               =========

AMBAC--Insured by AMBAC Indemnity Corp.
FGIC--Insured by Financial Guaranty Insurance Corp.
FSA--Insured by Financial Security Assurance, Inc.
GO--General Obligations
MBIA--Insured by Municipal Bond Insurance Assoc.
PSF--Permanent School Fund Guarantee
Q-SBLF--Qualified-School Bond Loan Fund

                       See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                           STATEMENTS OF ASSETS AND LIABILITIES
                                                     April 30, 2001 (Unaudited)
-------------------------------------------------------------------------------

                                  Core        Capital                                  Municipal
                                Equities    Opportunity   International     Fixed        Bond
                                  Fund          Fund          Fund       Income Fund     Fund
                              ------------  ------------  -------------  -----------  -----------
Assets:
 Investments, at market
  value...................... $151,933,725  $413,049,146  $386,668,268   $23,640,778  $38,124,024
 Foreign currency (Cost
  $22,812,261)...............           --            --    22,890,313            --           --
 Cash........................           80            48            36            78           78
 Accrued income receivable...      113,549       176,688     1,224,603       381,404      463,232
 Receivable for fund shares
  sold.......................          114            --            --         1,076           --
 Receivable for investments
  sold.......................           --            --     1,555,167       417,219      414,301
 Receivable for withholding
  taxes--dividends...........           --            --       344,896            --           --
 Deferred organization
  expense....................           --         4,669            --            --           --
 Prepaid expenses............        8,149         7,919         7,800         8,993        9,264
 Receivable from investment
  advisor....................           --            --            --       143,793       25,947
                              ------------  ------------  ------------   -----------  -----------
   Total Assets..............  152,055,617   413,238,470   412,691,083    24,593,341   39,036,846
                              ------------  ------------  ------------   -----------  -----------
Liabilities:
 Payable for investments
  purchased..................           --            --     5,843,310            --    2,165,259
 Unrealized depreciation on
  foreign currency contracts.           --            --           359            --           --
 Accrued expenses and other
  payables:
 Investment advisory.........       72,691       210,207       236,398            --           --
 Administration..............       12,311        33,899        32,902         2,083        2,945
 Shareholder services and
  12b-1......................      123,558       277,658       339,213         6,108       17,820
 Custody.....................       17,966        49,470        64,020         3,040        4,299
 Other.......................       14,241        18,773        22,773        16,212       17,278
                              ------------  ------------  ------------   -----------  -----------
   Total Liabilities.........      240,767       590,007     6,538,975        27,443    2,207,601
                              ------------  ------------  ------------   -----------  -----------
Net Assets................... $151,814,850  $412,648,463  $406,152,108   $24,565,898  $36,829,245
                              ============  ============  ============   ===========  ===========
Net Assets consist of:
 Paid in capital.............  158,400,299   362,556,713   478,071,552    23,943,664   35,693,563
 Undistributed (distributions
  in excess of) net
  investment income/(loss)...      (45,791)    1,898,921      (486,569)      414,181      399,165
 Accumulated net realized
  gain/(loss) on investments
  and foreign currencies
  translations...............  (15,840,012)   (1,966,165)  (36,226,784)     (169,545)     225,812
 Net unrealized appreciation/
  (depreciation) on
  investments................    9,300,354    50,158,994   (35,371,427)      377,598      510,705
 Net unrealized appreciation
  on foreign currencies
  translations...............           --            --       165,336            --           --
                              ------------  ------------  ------------   -----------  -----------
Net Assets................... $151,814,850  $412,648,463  $406,152,108   $24,565,898  $36,829,245
                              ============  ============  ============   ===========  ===========
Net Asset Value, Maximum
 Offering Price and
 Redemption Proceeds per
 Share....................... $      12.50  $      14.18  $      10.12   $     10.44  $     10.69
                              ============  ============  ============   ===========  ===========
Shares of Capital Stock
 Outstanding.................   12,146,853    29,101,612    40,148,923     2,352,313    3,445,891
                              ============  ============  ============   ===========  ===========
Investments, at cost......... $142,633,371  $362,890,152  $422,039,695   $23,263,180  $37,613,319
                              ============  ============  ============   ===========  ===========

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                  Core        Capital                    Fixed
                                Equities    Opportunity International    Income    Municipal
                                  Fund         Fund         Fund          Fund     Bond Fund
                              ------------  ----------- -------------  ----------  ----------
Investment Income:
 Interest...................  $    272,544  $4,326,169  $    438,875   $  762,463  $  707,391
 Dividend...................       639,664   1,312,250     2,691,289       19,357      40,698
 Foreign tax withholding....        (1,463)         --      (237,363)          --          --
                              ------------  ----------  ------------   ----------  ----------
 Total Income...............       910,745   5,638,419     2,892,801      781,820     748,089
                              ------------  ----------  ------------   ----------  ----------
Expenses:
 Investment advisory........       520,939   1,297,681     1,525,043       47,989      68,313
 Custody....................       114,495     287,697       414,476       15,996      22,771
 Administration.............        78,157     196,377       212,196       10,918      15,542
 Shareholder services and
  12b-1.....................       190,824     479,493       518,090       26,660      37,951
 Registration...............         7,953      13,800        12,004        6,165       5,646
 Amortization of
  organization costs........            --       2,773            --           --          --
 Insurance premiums.........         4,322       4,119         4,461        4,139       4,133
 Printing and postage.......         6,012      13,970        14,912        1,247       1,403
 Legal......................         8,859      22,149        23,475        3,202       3,300
 Audit......................         9,575      25,992        25,001        1,682       2,204
 Transfer agent.............         4,927       3,525         9,982        4,630       4,630
 Directors..................         9,483       9,954         9,947        6,137       7,376
 Miscellaneous..............        31,448      70,766        90,296        9,163      12,743
                              ------------  ----------  ------------   ----------  ----------
 Total expenses.............       986,994   2,428,296     2,859,883      137,928     186,012
Less fees waived:
 Waiver of investment
  advisory fee..............       (30,458)         --            --      (26,486)    (27,072)
                              ------------  ----------  ------------   ----------  ----------
 Total waivers..............       (30,458)         --            --      (26,486)    (27,072)
                              ------------  ----------  ------------   ----------  ----------
 Net expenses...............       956,536   2,428,296     2,859,883      111,442     158,940
                              ------------  ----------  ------------   ----------  ----------
Net Investment
 Income/(Loss)..............       (45,791)  3,210,123        32,918      670,378     589,149
                              ------------  ----------  ------------   ----------  ----------
Net Realized and Unrealized
 Gain/(Loss):
 Net realized gains/(losses)
  on investments............   (12,500,529)  3,738,283   (34,389,014)      51,483     491,334
 Net realized losses on
  foreign currency
  transactions..............            --          --      (310,763)          --          --
 Net change in unrealized
  appreciation/(depreciation)
  on investments............   (15,166,902)  1,036,597    (8,995,202)     308,995     178,986
 Net change in unrealized
  appreciation on
  translation of assets and
  liabilities in foreign
  currencies and foreign
  currency contracts........            --          --       713,748           --          --
                              ------------  ----------  ------------   ----------  ----------
Net Realized and Unrealized
 Gain/(Loss)................   (27,667,431)  4,774,880   (42,981,231)     360,478     670,320
                              ------------  ----------  ------------   ----------  ----------
Net Increase/(Decrease) in
 Net Assets Resulting from
 Operations.................  $(27,713,222) $7,985,003  $(42,948,313)  $1,030,856  $1,259,469
                              ============  ==========  ============   ==========  ==========

                       See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                            STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------

                                 Core Equities Fund       Capital Opportunity Fund
                              --------------------------  --------------------------
                               Six Months       Year       Six Months       Year
                                 Ended         Ended         Ended         Ended
                               April 30,    October 31,    April 30,    October 31,
                                  2001          2000          2001          2000
                              ------------  ------------  ------------  ------------
                              (Unaudited)                 (Unaudited)
From Operations:
 Net investment
  income/(loss).............  $    (45,791) $   (700,973) $  3,210,123  $  2,785,753
 Net realized gains/(losses)
  on investments............   (12,500,529)   (1,238,212)    3,738,283    17,983,720
 Net change in unrealized
  appreciation/(depreciation)
  on investments............   (15,166,902)   11,018,583     1,036,597    35,170,456
                              ------------  ------------  ------------  ------------
 Net increase/(decrease) in
  net assets from
  operations................   (27,713,222)    9,079,398     7,985,003    55,939,929
                              ------------  ------------  ------------  ------------
Distributions to
 Shareholders:
 From net investment income.            --            --    (3,725,535)     (541,345)
                              ------------  ------------  ------------  ------------
 Net decrease in net assets
  from distributions........            --            --    (3,725,535)     (541,345)
                              ------------  ------------  ------------  ------------
From Capital Stock
 Transactions:
 Net proceeds from sale of
  capital stock.............    34,978,512   101,922,358    79,812,363   179,723,638
 Reinvestment of dividends..            --            --     1,566,699       187,795
 Net cost of capital stock
  redeemed..................   (26,757,970)  (24,260,097)  (43,230,254)  (70,988,468)
                              ------------  ------------  ------------  ------------
 Net increase in net assets
  resulting from capital
  stock transactions........     8,220,542    77,662,261    38,148,808   108,922,965
                              ------------  ------------  ------------  ------------
 Net Increase/(Decrease) in
  Net Assets................   (19,492,680)   86,741,659    42,408,276   164,321,549
                              ------------  ------------  ------------  ------------
Net Assets:
 Beginning of period........   171,307,530    84,565,871   370,240,187   205,918,638
                              ------------  ------------  ------------  ------------
 End of period..............  $151,814,850  $171,307,530  $412,648,463  $370,240,187
                              ============  ============  ============  ============
Share Transactions:
 Issued.....................     2,652,984     6,592,771     5,725,903    13,826,409
 Reinvested.................            --            --       113,611        14,390
 Redeemed...................    (2,040,403)   (1,571,063)   (3,117,375)   (5,662,153)
                              ------------  ------------  ------------  ------------
 Net Increase in Shares.....       612,581     5,021,708     2,722,139     8,178,646
                              ============  ============  ============  ============

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Continued)
--------------------------------------------------------------------------------

                                 International Fund          Fixed Income Fund
                              --------------------------  ------------------------
                               Six Months       Year      Six Months
                                 Ended         Ended         Ended     Year Ended
                               April 30,    October 31,    April 30,   October 31,
                                  2001          2000         2001         2000
                              ------------  ------------  -----------  -----------
                              (Unaudited)                 (Unaudited)
From Operations:
Net investment income.......  $     32,918  $  1,865,071  $   670,378  $   744,846
Net realized gains/(losses)
 on investments.............   (34,389,014)   25,427,145       51,483     (104,068)
Net realized losses on
 foreign currency
 transactions...............      (310,763)     (494,310)          --           --
Net change in unrealized
 appreciation/(depreciation)
 on investments.............    (8,995,202)  (47,833,037)     308,995      292,511
Net change in unrealized
 appreciation/(depreciation)
 on foreign currency
 translations...............       713,748      (527,776)          --           --
                              ------------  ------------  -----------  -----------
Net increase/(decrease) in
 net assets from operations.   (42,948,313)  (21,562,907)   1,030,856      933,289
                              ------------  ------------  -----------  -----------
Distributions to
 Shareholders:
 From net investment income.    (1,414,811)   (3,496,681)    (426,008)    (702,427)
 From capital gains.........   (24,725,158)           --           --           --
                              ------------  ------------  -----------  -----------
 Net decrease in net assets
  from distributions........   (26,139,969)   (3,496,681)    (426,008)    (702,427)
                              ------------  ------------  -----------  -----------
From Capital Stock
 Transactions:
 Net proceeds from sale of
  capital stock.............    83,247,339   289,349,594    9,233,584   11,971,304
 Reinvestment of dividends..    11,671,050     1,454,594      159,912      268,427
 Net cost of capital stock
  redeemed..................   (70,002,812)  (41,492,138)  (3,537,862)  (3,572,842)
                              ------------  ------------  -----------  -----------
 Net increase in net assets
  resulting from capital
  stock transactions........    24,915,577   249,312,050    5,855,634    8,666,889
                              ------------  ------------  -----------  -----------
 Net Increase/(Decrease) in
  Net Assets................   (44,172,705)  224,252,462    6,460,482    8,897,751
                              ------------  ------------  -----------  -----------
Net Assets:
 Beginning of period........   450,324,813   226,072,351   18,105,416    9,207,665
                              ------------  ------------  -----------  -----------
 End of period..............  $406,152,108  $450,324,813  $24,565,898  $18,105,416
                              ============  ============  ===========  ===========
Share Transactions:
 Issued.....................     7,715,483    22,564,398      889,517    1,205,036
 Reinvested.................     1,068,777       114,175       15,662       27,295
 Redeemed...................    (6,498,912)   (3,289,912)    (339,730)    (360,196)
                              ------------  ------------  -----------  -----------
 Net Increase in Shares.....     2,285,348    19,388,661      565,449      872,135
                              ============  ============  ===========  ===========

                       See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                            STATEMENTS OF CHANGES IN NET ASSETS
                                                                    (Concluded)
-------------------------------------------------------------------------------

                                                       Municipal Bond Fund
                                                     -------------------------
                                                     Six Months       Year
                                                        Ended        Ended
                                                      April 30,   October 31,
                                                        2001          2000
                                                     -----------  ------------
                                                     (Unaudited)
From Operations:
 Net investment income.............................. $   589,149  $    862,815
 Net realized gains/(losses) on investments.........     491,334       (49,974)
 Net change in unrealized appreciation on
   investments......................................     178,986     1,093,423
                                                     -----------  ------------
 Net increase in net assets from operations.........   1,259,469     1,906,264
                                                     -----------  ------------
Distributions to Shareholders:
 From net investment income.........................    (405,071)     (868,311)
                                                     -----------  ------------
 Net decrease in net assets from distributions......    (405,071)     (868,311)
                                                     -----------  ------------
From Capital Stock Transactions:
 Net proceeds from sale of capital stock............  12,411,050    16,254,762
 Reinvestment of dividends..........................     130,487       311,686
 Net cost of capital stock redeemed.................  (2,109,189)  (11,546,236)
                                                     -----------  ------------
 Net increase in net assets resulting from capital
   stock transactions...............................  10,432,348     5,020,212
                                                     -----------  ------------
 Net Increase in Net Assets.........................  11,286,746     6,058,165
                                                     -----------  ------------
Net Assets:
 Beginning of period................................  25,542,499    19,484,334
                                                     -----------  ------------
 End of period...................................... $36,829,245  $ 25,542,499
                                                     ===========  ============
Share Transactions:
 Issued.............................................   1,163,279     1,621,285
 Reinvested.........................................      12,380        31,326
 Redeemed...........................................    (197,061)   (1,149,649)
                                                     -----------  ------------
 Net Increase in Shares.............................     978,598       502,962
                                                     ===========  ============

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (Unaudited)
-------------------------------------------------------------------------------
1. Organization: Old Westbury Funds, Inc. (the "Funds"), a Maryland corporation registered under the Investment Company Act of 1940 (the "Act"), is a diversified, open-end management investment company. The Funds' Articles of Incorporation permit the Funds' Board of Directors to create an unlimited number of series, each of which is a separate class of shares. At April 30, 2001, the Funds consisted of five separate investment portfolios (each portfolio individually referred to as a "Portfolio" and collectively as the "Portfolios") which are presented herein:

 Portfolio Name                        Investment Objective
 Old Westbury Core Equities Fund       Above-average long-term capital
 ("Core Equities Fund")                appreciation.
 Old Westbury Capital Opportunity      Capital appreciation.
 Fund* ("Capital Opportunity Fund")
 Old Westbury International Fund       Long-term growth of capital.
 ("International Fund")
 Old Westbury Fixed Income Fund        Total return (consisting of current
 ("Fixed Income Fund")                 income and capital appreciation).
 Old Westbury Municipal Bond Fund      Dividend income exempt from regular
 ("Municipal Bond Fund")               Federal income tax.

*Formerly the Old Westbury Growth Opportunity Fund.

  The Funds were incorporated under the laws of the state of Maryland on August 26, 1993 and commenced operations on October 22, 1993.

  The Funds have authorized a total of 20 billion shares of common stock (par value $0.001 per share); each Portfolio is permitted to issue 4 billion of such shares.

2. Significant Accounting Policies: The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                         April 30, 2001 (Unaudited) (Continued)
-------------------------------------------------------------------------------


  A. Valuation of Investments. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, then the security is valued at a fair value determined in accordance with procedures approved by the Board of Directors. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities.

  Securities traded in the over-the-counter market, including listed securities whose primary market is believed by Bessemer Investment Management LLC ("Bessemer"), the Portfolio's Investment Advisor to be over-the-counter, are valued at the mean of the last reported bid and asked prices from such sources as the Board of Directors deems appropriate to reflect their fair value.

  Debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board of Directors designed to reflect in good faith the fair value of such securities.

  B. Restricted Securities. Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Funds will not incur any registration costs upon such resales. The Funds' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (Unaudited) (Continued)
-------------------------------------------------------------------------------
with procedures approved by the Board of Directors. For the six months ended April 30, 2001 the Portfolios did not hold any restricted securities.

  C. Foreign Currency Translation. The books and records of the Funds are maintained in United States dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into United States dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into United States dollars at the exchange rate on the dates of the transactions.

  Although the net assets of the International Fund are presented at the foreign exchange rates and values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the value of the securities.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

  D. Forward Foreign Currency Contracts. The International Fund may enter into forward foreign currency contracts to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward foreign currency contract ("forward") is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. The forward is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward was open. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts or if the value of the currency changes unfavorably.

                                                  Unrealized
                      Deliver  Contract Market  Appreciation/
Currency                Date    Value    Value  (Depreciation)
--------              -------- -------- ------- --------------
Long Contracts:
Japanese Yen          05/01/01 $46,251  $45,819     $(432)
                      05/07/01  17,683   17,756        73
                               -------  -------     -----
Total Long Contracts           $63,934  $63,575     $(359)
                               -------  -------     -----

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                         April 30, 2001 (Unaudited) (Continued)
-------------------------------------------------------------------------------

  E. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Funds are informed of the dividends. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recognized on an accrual basis for each of the Portfolios and includes the amortization of premiums and accretion of discounts for the Municipal Bond Fund, and accretion of discounts for the Fixed Income Fund.

  F. Distributions to Shareholders. Dividends from net investment income are declared and paid semi-annually for the Fixed Income and Municipal Bond Funds and annually for the Core Equities, Capital Opportunity and International Funds. Distributable net realized gains, if any, are declared and distributed at least annually.

  The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  G. Federal Taxes. It is the policy of each Portfolio to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all federal income taxes.

  H. Other. Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Funds

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
are prorated to each Portfolio on the basis of relative net assets or other appropriate basis.

3. Related Party Transactions:

  A. Investment Advisory Fees. Pursuant to an advisory contract, the Funds have retained Bessemer to make investment decisions. The investment advisory fee paid to Bessemer for advisory services is computed daily and paid monthly in accordance with the following schedule:

   Core Equities and Capital Opportunity Funds--0.70% of the first $100 million of the Portfolio's average net assets, 0.65% of the second $100 million of such assets and 0.60% of such assets exceeding $200 million. Prior to January 11, 2001, the Capital Opportunity Fund had the following investment advisory fee schedule; 0.80% of the first $100 million of the Portfolio's average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million.

   International Fund--0.80% of the first $100 million of the Portfolio's average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million.

   Fixed Income and Municipal Bond Funds--0.45% of the first $100 million of the Portfolio's average net assets, 0.40% of the second $100 million of such assets and 0.35% of such assets exceeding $200 million.

  B. Administration Fees. Effective September 1, 2000, BISYS Fund Services Ohio, Inc. (the "Administrator") serves as the administrator to the Funds, replacing Federated Administrative Services. Under the terms of the administration agreement, the Administrator's fee is computed at the annual rate of 0.12% of the total average daily net assets of the Portfolios within the Funds up to $450 million, 0.10% of the total average daily net assets of the Portfolios between $450 million and $750 million, 0.075% of the total average daily net assets of the Portfolios between $750 million and $1.5 billion, and 0.05% of the total average daily net assets of the Portfolios greater than $1.5 billion.

  C. Distribution and Service Plan and Distribution Reimbursement Fees. The Directors adopted a distribution and service plan (the "Plan") for the Funds pursuant to Rule 12b-1 of the Act, and pursuant to the Plan, the Funds entered into a distribution agreement and a shareholder servicing agreement with BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS LP") on September 1, 2000 and a shareholder

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                         April 30, 2001 (Unaudited) (Continued)
-------------------------------------------------------------------------------

servicing agreement with Bessemer. Prior to September 1, 2000, Edgewood Services, Inc. served as distributor and shareholder servicing agent. Under its shareholder servicing agreement, Bessemer received payments from the Funds to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, BISYS LP receives payments from the Funds to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Bessemer is permitted (i) to receive a payment from the Funds attributable to Bessemer's clients (and its affiliates) for providing shareholder services to such clients and (ii) to receive payments to permit it to make payments to other financial institutions as shareholder servicing agents. The total of shareholder servicing fees in the aggregate payable to BISYS LP and Bessemer will not exceed 0.25% per annum of the Funds' average daily net assets.

  The distribution agreement with BISYS LP provides for reimbursement to BISYS LP by the Funds for its distribution, promotional and advertising costs incurred in connection with the distribution of the Funds' shares in an amount not to exceed 0.10% per annum for each of the Portfolio's average daily net assets.

  In addition, the Funds will pay for certain other expenses under the Plan. These expenses shall not exceed an amount equal to 0.05% per annum for each of the Portfolio's average daily net assets.

  D. Directors' Fees. Each Director who is not an "interested person" (as defined in the Act) of the Funds received a $12,000 annual retainer plus $2,000 per meeting attended and is reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings.

  E. Custody Fees. The Funds have retained Bessemer to serve as the Funds' custodian. Bessemer is responsible for maintaining the books and records of the Funds' securities and cash. For providing these services, Bessemer receives from each Portfolio a fee accrued and paid monthly at an annual rate equal to 0.15% (0.20% for the International Fund) of the average daily net assets of each Portfolio.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (Unaudited) (Continued)
-------------------------------------------------------------------------------

4. Purchase and Sales of Securities:

  For the six months ended April 30, 2001 purchases and sales of investment securities other than short-term investments were as follows:

Portfolio                                              Purchases      Sales
---------                                             ------------ ------------
Core Equities Fund................................... $ 77,774,621 $ 61,455,068
Capital Opportunity Fund.............................   23,179,355    7,924,761
International Fund...................................  247,707,087  236,065,577
Fixed Income Fund....................................    9,806,528    4,789,794
Municipal Bond Fund..................................   19,307,699   12,280,586

5. Recent Accounting Pronouncements:

  In November 2000 the American Institute of Certified Public Accountants (the "AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on all fixed income securities. The Funds currently do not amortize premiums or accrete discounts for certain securities. Upon adoption of the Guide, the Funds will be required to record a cumulative effect adjustment to conform with the accounting principals generally accepted in the United States of America. The effect of this adjustment will be either to increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation/(depreciation) of securities. This adjustment will, therefore, have no effect on the net assets of the Funds. At this time, the Funds have not completed their analysis of the impact of the accounting change; however, management does not expect this change to be material to the Funds.

                                                       OLD WESTBURY FUNDS, INC.
                                                           FINANCIAL HIGHLIGHTS
                               (For a share outstanding throughout each period)
-------------------------------------------------------------------------------

                                           Core Equities Fund
                             --------------------------------------------------
                                                                      For the
                             For the Six      For the     For the     Period
                               Months       Year Ended  Year Ended     Ended
                             Ended April    October 31, October 31, October 31,
                              30, 2001         2000        1999     1998(a)(c)
                             -----------    ----------- ----------- -----------
                             (Unaudited)
Net asset value, beginning
 of period.................   $  14.85       $  12.99     $ 10.01     $ 10.00
                              --------       --------     -------     -------
Investment Operations:
 Net investment loss.......         --(e)       (0.06)      (0.03)      (0.01)
 Net realized and
  unrealized gains/(losses)
  on investments...........      (2.35)          1.92        3.02        0.02
                              --------       --------     -------     -------
 Total from investment
  operations...............      (2.35)          1.86        2.99        0.01
                              --------       --------     -------     -------
Distributions:
 Net investment income.....         --             --       (0.01)         --
                              --------       --------     -------     -------
 Total Distributions.......         --             --       (0.01)         --
                              --------       --------     -------     -------
Net asset value, end of
 period....................   $  12.50       $  14.85     $ 12.99     $ 10.01
                              ========       ========     =======     =======
Total Return...............     (15.8%)(d)      14.3%       29.9%        0.1%(d)
Annualized
 Ratios/Supplementary Data:
Net assets at end of period
 (000).....................   $151,815       $171,308     $84,566     $33,164
Ratio of expenses to
 average net assets........      1.25%(b)       1.28%       1.23%       1.25%(b)
Ratio of net investment
 loss to average net
 assets....................     (0.06%)(b)     (0.50%)     (0.41%)     (0.03%)(b)
Ratio of expenses to
 average net assets*.......      1.29%(b)       1.28%       1.42%       2.23%(b)
Ratio of net investment
 loss to average net
 assets*...................     (0.10%)(b)     (0.50%)     (0.60%)     (1.01%)(b)
Portfolio turnover rate....        44%           121%        116%         56%
---------------------------------------------------------------------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) Period from March 2, 1998 (commencement of operations) to October 31,
    1998.
(b) Annualized.
(c) Per share values calculated using average shares outstanding.
(d) Not annualized.
(e) Less than $0.01 per share.

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
-------------------------------------------------------------------------------

                                           Capital Opportunity Fund
                          -------------------------------------------------------------
                                                                              For the
                          For the Six     For the     For the     For the     Period
                            Months      Year Ended  Year Ended  Year Ended     Ended
                          Ended April   October 31, October 31, October 31, October 31,
                           30, 2001        2000        1999        1998     1997(a)(c)
                          -----------   ----------- ----------- ----------- -----------
                          (Unaudited)
Net asset value,
 beginning of period....   $  14.04      $  11.31    $  10.63    $  11.82     $ 10.00
                           --------      --------    --------    --------     -------
Investment Operations:
 Net investment
  income/(loss).........       0.11          0.11        0.04       (0.07)      (0.06)
 Net realized and
  unrealized
  gains/(losses) on
  investments...........       0.17          2.65        0.64       (1.12)       1.88
                           --------      --------    --------    --------     -------
 Total from investment
  operations............       0.28          2.76        0.68       (1.19)       1.82
                           --------      --------    --------    --------     -------
Distributions:
 Net investment income..      (0.14)        (0.03)         --          --          --
                           --------      --------    --------    --------     -------
 Total Distributions....      (0.14)        (0.03)         --          --          --
                           --------      --------    --------    --------     -------
Net asset value, end of
 period.................   $  14.18      $  14.04    $  11.31    $  10.63     $ 11.82
                           ========      ========    ========    ========     =======
Total Return............       2.0%(d)      24.4%        6.4%      (10.1%)      18.2%(d)
Annualized
 Ratios/Supplementary
 Data:
Net assets at end of
 period (000)...........   $412,648      $370,240    $205,919    $113,825     $51,528
Ratio of expenses to
 average net assets.....      1.27%(b)      1.34%       1.38%       1.48%       1.50%(b)
Ratio of net investment
 income/(loss) to
 average net assets.....      1.67%(b)      1.00%       0.12%      (0.57%)     (0.79%)(b)
Ratio of expenses to
 average net assets*....         (e)           (e)      1.40%       1.57%       2.58%(b)
Ratio of net investment
 income/(loss) to
 average net assets*....         (e)           (e)      0.10%      (0.66%)     (1.87%)(b)
Portfolio turnover rate.         4%          126%        102%        140%         46%
-----------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) Period from February 28, 1997 (commencement of operations) to October 31, 1997.
(b) Annualized.
(c) Per share values calculated using average shares outstanding.
(d) Not annualized.
(e) There were no voluntary fee reductions during the period.

                      See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                                           FINANCIAL HIGHLIGHTS
                               (For a share outstanding throughout each period)
-------------------------------------------------------------------------------

                                                       International Fund
                          -------------------------------------------------------------------------------
                            For the
                           Six Months    For the Year For the Year For the Year For the Year For the Year
                             Ended          Ended        Ended        Ended        Ended        Ended
                           April 30,     October 31,  October 31,  October 31,  October 31,  October 31,
                              2001           2000         1999         1998         1997         1996
                          -----------    ------------ ------------ ------------ ------------ ------------
                          (Unaudited)
Net asset value,
 beginning of period....   $  11.89        $  12.24     $   9.74     $  11.75     $  11.16     $   9.80
                           --------        --------     --------     --------     --------     --------
Investment Operations:
 Net investment income..         --(c)         0.06         0.14         0.14         0.12         0.13
 Net realized and
  unrealized
  gains/(losses) on
  investments, and
  foreign currencies....      (1.07)          (0.25)        2.61        (1.25)        0.62         1.37
                           --------        --------     --------     --------     --------     --------
 Total from investment
  operations............      (1.07)          (0.19)        2.75        (1.11)        0.74         1.50
                           --------        --------     --------     --------     --------     --------
Distributions:
 Net investment income..      (0.04)          (0.16)       (0.25)       (0.18)       (0.15)       (0.14)
 Net realized gains.....      (0.66)             --           --        (0.72)          --           --
                           --------        --------     --------     --------     --------     --------
 Total Distributions....      (0.70)          (0.16)       (0.25)       (0.90)       (0.15)       (0.14)
                           --------        --------     --------     --------     --------     --------
Net asset value, end of
 period.................   $  10.12        $  11.89     $  12.24     $   9.74     $  11.75     $  11.16
                           ========        ========     ========     ========     ========     ========
Total Return............      (9.4%)(b)       (1.6%)       28.8%       (10.2%)        6.6%        15.5%
Annualized
 Ratios/Supplementary
 Data:
Net assets at end of
 period (000)...........   $406,152        $450,325     $226,072     $123,232     $173,793     $135,794
Ratio of expenses to
 average net assets.....      1.38%(a)        1.37%        1.43%        1.49%        1.50%        1.50%
Ratio of net investment
 income to average net
 assets.................      0.02%(a)        0.49%        0.80%        1.27%        0.98%        1.19%
Ratio of expenses to
 average net assets*....        (d)             (d)        1.46%        1.53%        1.52%        1.52%
Ratio of net investment
 income to average net
 assets*................        (d)             (d)        0.77%        1.23%        0.96%        1.17%
Portfolio turnover rate.        60%            103%         160%         129%          58%          55%
---------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) Annualized.
(b) Not annualized.
(c) Less than $0.01 per share.
(d) There were no voluntary fee reductions during the period.
                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
-------------------------------------------------------------------------------


                                            Fixed Income Fund
                             ------------------------------------------------
                                                                    For the
                             For the Six    For the     For the     Period
                               Months     Year Ended  Year Ended     Ended
                             Ended April  October 31, October 31, October 31,
                              30, 2001       2000        1999     1998 (a)(c)
                             -----------  ----------- ----------- -----------
                             (Unaudited)
Net asset value, beginning
 of period.................    $ 10.13      $ 10.07     $ 10.93     $ 10.00
                               -------      -------     -------     -------
Investment Operations:
 Net investment income.....       0.31         0.52        0.48        0.28
 Net realized and
  unrealized gains/(losses)
  on investments...........       0.23         0.10       (0.75)       0.65
                               -------      -------     -------     -------
 Total from investment
  operations...............       0.54         0.62       (0.27)       0.93
                               -------      -------     -------     -------
Distributions:
 Net investment income.....      (0.23)       (0.56)      (0.51)         --
 Net realized gains........         --           --       (0.08)         --
                               -------      -------     -------     -------
 Total Distributions.......      (0.23)       (0.56)      (0.59)         --
                               -------      -------     -------     -------
Net asset value, end of
 period....................    $ 10.44      $ 10.13     $ 10.07     $ 10.93
                               =======      =======     =======     =======
Total Return...............       5.4%(d)      6.5%       (2.7%)       9.3%(d)
Annualized
 Ratios/Supplementary Data:
Net assets at end of period
 (000).....................    $24,566      $18,105     $ 9,208     $ 5,599
Ratio of expenses to
 average net assets........      1.05%(b)     1.05%       1.05%       1.05%(b)
Ratio of net investment
 income to average net
 assets....................      6.28%(b)     5.66%       4.96%       4.48%(b)
Ratio of expenses to
 average net assets*.......      1.30%(b)     1.47%       3.16%       7.13%(b)
Ratio of net investment
 income/(loss) to average
 net assets*...............      6.03%(b)     5.24%       2.85%      (1.60%)(b)
Portfolio turnover rate....        23%          28%         83%         30%
-------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) Period from March 12, 1998 (commencement of operations) to October 31,
    1998.
(b) Annualized.
(c) Per share values calculated using average shares outstanding.
(d) Not annualized.

                      See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                                           FINANCIAL HIGHLIGHTS
                               (For a share outstanding throughout each period)
-------------------------------------------------------------------------------

                                             Municipal Bond Fund
                               ------------------------------------------------
                               For the Six                            For the
                                 Months       For the     For the     Period
                                  Ended     Year Ended  Year Ended     Ended
                                April 30,   October 31, October 31, October 31,
                                  2001         2000        1999     1998 (a)(c)
                               -----------  ----------- ----------- -----------
                               (Unaudited)
Net asset value, beginning of
 period......................    $ 10.35      $  9.92     $ 10.62     $ 10.00
                                 -------      -------     -------     -------
Investment Operations:
 Net investment income.......       0.18         0.39        0.31        0.21
 Net realized and unrealized
  gains/(losses) on
  investments................       0.31         0.46       (0.65)       0.41
                                 -------      -------     -------     -------
 Total from investment
  operations.................       0.49         0.85       (0.34)       0.62
                                 -------      -------     -------     -------
Distributions:
 Net investment income.......      (0.15)       (0.42)      (0.32)         --
 Net realized gains..........         --           --       (0.04)         --
                                 -------      -------     -------     -------
 Total Distributions.........      (0.15)       (0.42)      (0.36)         --
                                 -------      -------     -------     -------
Net asset value, end of
 period......................    $ 10.69      $ 10.35     $  9.92     $ 10.62
                                 =======      =======     =======     =======
Total Return.................       4.8%(d)      8.8%       (3.3%)       6.2%(d)
Annualized
 Ratios/Supplementary Data:
Net assets at end of period
 (000).......................    $36,829      $25,542     $19,484     $11,050
Ratio of expenses to average
 net assets..................      1.05%(b)     1.05%       1.05%       1.05%(b)
Ratio of net investment
 income to average net
 assets......................      3.87%(b)     4.03%       3.50%       3.40%(b)
Ratio of expenses to average
 net assets*.................      1.22%(b)     1.26%       2.05%       3.95%(b)
Ratio of net investment
 income to average net
 assets*.....................      3.70%(b)     3.82%       2.50%       0.50%(b)
Portfolio turnover rate......        42%         106%         96%         40%
--------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) Period from March 6, 1998 (commencement of operations) to October 31,
    1998.
(b) Annualized.
(c) Per share values calculated using average shares outstanding.
(d) Not annualized.

                      See Notes to Financial Statements.

Investment Advisor:                          Administrator:
Bessemer Investment Management LLC           BISYS Fund Services Ohio, Inc.
630 Fifth Avenue                             3435 Stelzer Road
New York, NY 10111                           Columbus, OH 43219

(212) 708-9100

                                             Shareholder Servicing Agent:
Distributor and Shareholder                  Bessemer Trust Company, N.A.
Servicing Agent:                             630 Fifth Avenue
BISYS Fund Services LP                       New York, NY 10111
3435 Stelzer Road                            (212) 708-9100

Columbus, OH 43219

                                             Independent Auditors:
Transfer Agent:                              Deloitte & Touche LLP
BISYS Fund Services Ohio, Inc.               Two World Financial Center
3435 Stelzer Road                            New York, NY 10281
Columbus, OH 43219

Custodian:
Bessemer Trust Company, N.A.
100 Woodbridge Center Drive
Woodbridge, NJ 07095


Cusip 680414307
Cusip 680414208
Cusip 680414109
Cusip 680414406
Cusip 680414505
(6/01)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus which contains facts concerning the Funds' objectives and policies, management fees, expenses and other information.